                                                                   EXHIBIT 10.28





RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


THE FROST NATIONAL BANK
P.O. Box 1600
San Antonio, Texas 78296-1400

ATTENTION:       Pat Mascorro
                 Loan Department
                 Location RB-2
                                                                 APN:
--------------------------------------------------------------------------------
                                                                 PARCEL:



                                   LEASEHOLD
                       DEED OF TRUST, SECURITY AGREEMENT,
                     ASSIGNMENT OF RENTS AND FIXTURE FILING
                     --------------------------------------


         THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING ("DEED OF TRUST" and/or "MORTGAGE") is made this 15th day of September, 1997, by SOUTHWESTERN ICE, INC., a Texas corporation ("TRUSTOR"), whose address is 8572 Katy Freeway, Suite 101, Houston, Texas 77024; JIMMY R. LOCKE, ("TRUSTEE"); whose address is P.O. Box 1600, San Antonio, Texas 78296; and THE FROST NATIONAL BANK, a national banking association, agent for each of the banks under the Credit Agreement (as defined below), ("BENEFICIARY") whose address is P.O. Box 1600, San Antonio, Texas 78296.


                                   ARTICLE  1

         CERTAIN DEFINITIONS, GRANTING CLAUSES, SECURED INDEBTEDNESS

         1.1 CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to the other terms defined herein, each of the following terms shall have the meaning assigned to it:

         "AGENT": The Frost National Bank, a national banking association, in its capacity as agent for the Banks, and its successors and assigns.

         "BANKS": Collectively, each of the financial institutions listed on the signature pages to the Credit Agreement, together with each other person or entity becoming a Bank pursuant thereto from time to time, and their respective successors and assigns.

         "BORROWERS":  Packaged Ice, Inc., a Texas Corporation.

         "TRUSTOR": Southwestern Ice, Inc., a Texas Corporation, and its successors and assigns.

         "CREDIT AGREEMENT": That certain Credit Agreement dated as of the date hereof, executed by and among Borrowers, the Frost National Bank, as Agent and as Bank, and certain Banks named therein, as amended, supplemented, modified, restated or extended from time to time.





                                         SWI California Leasehold Deed of Trust

         "PROMISSORY NOTES": Each Revolving Credit Note (as such term is defined in the Credit Agreement) executed by Borrowers jointly and severally payable to the order of any Bank, evidencing loans advanced to Borrowers under the Credit Agreement, in an aggregate principal face amount of $20,000,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on April 15, 2003, together with any renewals, increases, extensions, restatements, or modifications thereof.

         "TRUSTEE": Jimmy R. Locke, of Bexar County, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.

         1.2     MORTGAGED PROPERTY.       Trustor does hereby grant, bargain,
sell, convey, transfer, assign and set over to Trustee the following: The leasehold estate (herein called the "LAND") created by the Lease Agreement described in Exhibit "A" attached hereto and incorporated herein by this reference, and (i) all improvements now or hereafter situated or to be situated on the Land (hereinafter together called the "IMPROVEMENTS"); and (ii) all right, title and interest of Trustor in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water, and water rights, timber, crops and mineral interests on or pertaining to the Land or the Improvements (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "PREMISES"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "ACCESSORIES", all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Trustor's rights, but not liability for any breach by Trustor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies and other contracts and general intangibles (including, but not limited to trademarks, trade names and symbols) related to the Premises or tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document, taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or Accessories (without derogation of ARTICLE 3 hereof); (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of ARTICLE 3 hereof, and herein sometimes collectively called the "RENTS AND PROFITS"); (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vi) engineering, accounting, title, legal and other technical or business data concerning the Mortgaged Property which are in the possession of Trustor or in which Trustor can otherwise grant a security interest; and (d) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this SECTION 1.2, including, but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in



                                         SWI California Leasehold Deed of Trust
lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interest of every kind and character which Trustor now has or hereafter acquires in, or to or for the benefit of the properties, rights, titles and interests referred to above in this SECTION 1.2 and all property used or useful in connection therewith, including, but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Trustor in any of the property referred to above in this SECTION 1.2 is leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Trustor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "MORTGAGED PROPERTY" or "PROPERTY"), unto Trustee, and to his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.

         1.3 SECURITY INTEREST. Trustor hereby grants to Agent, as agent for the Banks, a security interest in all of the Mortgaged Property which constitutes personal property or fixtures (herein sometimes collectively called the "COLLATERAL"). In addition to its rights hereunder or otherwise, Agent shall have all of the rights of a secured party under the Texas Business Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

         1.4 NOTES, LOAN DOCUMENTS, OTHER OBLIGATIONS. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time:

                 (i) the Promissory Notes and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such notes, as from time to time renewed, extended, supplemented, increased, or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "NOTES," and individually a "NOTE," and Agent and the other Banks, or the subsequent holders at the time in question of the Notes or any of the secured indebtedness, as hereinafter defined, being collectively herein called "HOLDERS" and individually a "HOLDER"); (ii) all indebtedness and other obligations owed by any of the Borrowers (or all of them) to any Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loans evidenced by the Notes, including, but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between any of the Borrowers (or all of them) and Holders, or among any of the Borrowers or all of them), Holders and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Notes (the Credit Agreement, the Notes, this Mortgage, any other "Loan Papers" (as such term is defined in the Credit Agreement), and such other documents as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "LOAN DOCUMENTS").

         The indebtedness referred to in this SECTION 1.4 is hereinafter sometimes referred to as the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY" or the "INDEBTEDNESS."



                                         SWI California Leasehold Deed of Trust

                                   ARTICLE 2

                          REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF TRUSTOR
                            ------------------------


         2.1 WARRANTIES OF TRUSTOR. Trustor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that:

                 (a) Trustor has full power and lawful authority to grant, assign, transfer and mortgage its interest in the Property in the manner and form hereby done. Trustor shall preserve its interest in and to the Property and shall forever warrant and defend the same to Trustee and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Trustor shall promptly and completely observe, perform and discharge each and every obligation, covenant, condition, restriction and agreement applicable to Trustor and affecting the Property, whether the same is prior and superior or subject and subordinate hereto. (The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property pursuant to any foreclosure.);

                 (b) No bankruptcy or insolvency proceedings are pending or contemplated by Trustor or, to Trustor's knowledge, against Trustor or by or against any endorser, cosigner or guarantor of the Promissory Notes;

                 (c) The execution and delivery of this Deed of Trust, the Note and all of the other Loan Documents do not contravene, result in a breach of or constitute a default under any contract or agreement to which Trustor is a party or by which Trustor or any of its properties may be bound and, to the best of Trustor's knowledge, do not violate or contravene any law, order, decree, rule or regulation to which Trustor is subject;

                 (d) Trustor has not entered into any other contract, agreement or commitment which would materially impair Trustor's ability to perform the covenants and obligations required to be performed by it under the Loan Documents.

                 (e) There are no judicial or administrative actions, suits or proceedings pending or, to the best of Trustor's knowledge, threatened against or affecting Trustor or the Property that would materially impair either the Property or Trustor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

                 (f) All reports, certificates, affidavits, statements and other data furnished by Trustor to Beneficiary in connection with the loan evidenced by the Promissory Notes are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained therein not misleading;

                 (g) All financial statements furnished by Trustor to Beneficiary in connection with the loan evidenced by the Note fairly present the financial condition of the Trustor as at the date specified therein, and since said date, there has been no material adverse change in the financial condition, property or business of Trustor.

                 (h) To the best of Trustor's knowledge, the Property and the intended use thereof by Trustor complies in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and




                                         SWI CALIFORNIA LEASEHOLD DEED OF TRUST
regulations, and all other statutes laws, ordinances, orders and requirements issued by state, federal or municipal authorities having or claiming jurisdiction over the Property;

                 (i) The Property is free from damage caused by fire, earthquake, flood or other casualty;

                 (j) No part of the Property has been taken in condemnation, eminent domain or similar proceedings nor are any such proceedings pending or, to the best of Trustor's knowledge, threatened;

                 (k) Trustor is a corporation, duly authorized to do business, and in good standing under the laws of the State of Texas;

                 (l) Trustor has the power and authority to own its properties and assets and to carry on its business as it is currently being conducted, including the power and authority to enter into this Deed of Trust and all of the other Loan Documents;

                 (m) The person signing this Deed of Trust on behalf of Trustor is the Trustor.

         The representations and warranties set forth in this SECTION 2.1 are made for the benefit of Beneficiary, and its participants, successors and assigns, and shall not inure to the benefit of (nor may they be enforced by) any purchaser of the Property at any foreclosure sale or any transferee of the Property by deed in lieu of foreclosure (other than Beneficiary itself).

         If there is any conflict between the provisions of this SECTION 2.1 and the representations and warranties specified in the Credit Agreement, the representations and warranties in the Credit Agreement shall control.

         2.2 DEFENSE OF TITLE. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if, while this Deed of Trust is in force, the title to the Property described herein or the interest of Beneficiary therein shall be in the subject, directly or indirectly, of any action at law or in equity or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Trustor shall, immediately upon receipt of written notice from Beneficiary, take all reasonably necessary and proper steps for the defense of said title or interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. If Trustor fails to so defend such title or interest to the reasonable satisfaction of Beneficiary, Trustor hereby authorizes Beneficiary, at Trustor's expense, to take all reasonably necessary and proper steps to defend such title or interest.

         2.3 PERFORMANCE OF OBLIGATIONS. Trustor shall pay when due the principal of and the interest on the Indebtedness secured hereby and all charges, fees and other sums as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements that are secured by this Deed of Trust in accordance with their terms. Further, Trustor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Trustor in connection with any other encumbrance affecting the Property, or any part thereof, regardless of whether such encumbrance is superior or subordinate to the lien hereof.

         2.4 INSURANCE. Trustor shall obtain and maintain at Trustor's sole expense: (1) all risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning,


                                         SWI CALIFORNIA LEASEHOLD DEED OF TRUST
windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all risk" coverage and against such other insurable hazards as Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Trustor and Agent from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises; (2) if and to the extent any portion of the Property is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount available; (3) commercial general public liability insurance, on an "occurrence" basis, for the benefit of Trustor and Agent as named insureds;
(4) statutory workers' compensation insurance with respect to any work on or about the Property; and (5) such other insurance on the Mortgaged Property as may from time to time be reasonably required by Agent (including, but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts with deductibles, and in form satisfactory to Agent, and shall require not less than thirty (30) days' prior written notice to Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Trustor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Trustor or Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the Agent's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Trustor shall, in each instance promptly upon the request of Agent and at Trustor's expense, obtain and deliver to Agent a like policy (or, if and to the extent permitted by Agent, a certificate of insurance), issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Agent with respect to required endorsements to insurance policies, all such policies for loss or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Agent, as agent for the Banks, as mortgagee with loss proceeds payable to Agent notwithstanding (i) any act, failure in act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Agent under the Loan Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Agent at the time of execution of this Mortgage, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Agent, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Trustor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to agent evidence satisfactory to Agent of the timely payment thereof. If any loss occurs at any time when Trustor has failed to perform Trustor's covenants and agreements in this paragraph, Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Trustor, to the same extent as if it had been made payable to Agent. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the secured indebtedness, all of Trustor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or



                                         SWI California Leasehold Deed of Trust
other such transferee, to the extent permissible under such policies. Agent shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss or damage to the Mortgaged Property, and the expenses incurred by Agent in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Agent on demand. Agent shall not be, under any circumstances, liable or responsible for the obtaining, maintaining or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Trustor. Any such proceeds received by Agent shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including attorneys' fees, at Agent's option be (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Trustor shall at all times comply with the requirements of the insurance policies required hereunder and of the issues of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.

         2.5 PAYMENT OF TAXES. Trustor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to SECTION
2.6 of this Deed of Trust, all taxes and assessments that are or may become a lien on the Property or that are assessed against or imposed upon the Property. Trustor shall furnish Beneficiary with receipts showing payment of such taxes and assessments prior to the applicable delinquency date therefor, except that Trustor may in good faith, by appropriate proceedings, contest, so long as such contest is diligently pursued, the validity, applicability or amount of any asserted tax or assessment; and pending such contest, Trustor shall not be deemed in default hereunder by reason of nonpayment of such asserted tax or assessment if Beneficiary determines, in its reasonable opinion, that nonpayment of such tax or assessment shall not result in the loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein and if, prior to delinquency of the asserted tax or assessment, Trustor establishes an escrow acceptable to Beneficiary adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, cost and penalties (which escrow shall be returned to Trustor upon payment of all such taxes, assessments, interest, costs and penalties or upon a final determination that such taxes are not, in fact, payable), and if Trustor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the taxes, assessments, interests, costs and penalties shall be paid, prior to the date any writ or order is issued under which the Property may be sold. Trustor shall have the right to require that any such escrow established with Beneficiary be applied to the payment of any such taxes, assessments, interest, costs and penalties. In the event Trustor fails to pay any installment of real property taxes prior to delinquency and has not made other, adequate arrangements with Beneficiary, Beneficiary may at any time thereafter (subject to notice and cure provisions set forth in SECTION 3.1(B) hereof), but shall not be obligated to, pay such delinquent taxes, interest and penalties and Trustor shall pay all sums to Beneficiary promptly upon demand by Beneficiary together with interest thereon from the date(s) advanced by Beneficiary at the Default Rate defined in the Note; any such sums advanced by Beneficiary for the payment of taxes and penalties, together with such interest thereon, shall be secured by this Deed of Trust.

         2.6 RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon the occurrence and continuance of an Event of Default and upon written request of Agent, to secure certain of Trustor's obligations in paragraphs 2.4 and 2.5 above, but not in lieu of such obligations, Trustor will deposit with Agent a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the



                                         SWI California Leasehold Deed of Trust

Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Agent and prorated to the end of the calendar month following the month during which Agent's request is made, and thereafter will deposit with Agent, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Agent) to permit Agent to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Agent for future use, applied to any secured indebtedness or refunded to Trustor, at Agent's option, and any deficiency in such funds so deposited shall be made up by Trustor upon demand of Agent. All such funds so deposited shall bear no interest, may be mingled with the general funds of Agent and shall be applied by Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Agent by Trustor (which statements, shall be presented by Trustor to Agent a reasonable time before the applicable amount is due); provided, however, that if a default shall have occurred hereunder, such funds may at Agent's option be applied to the payment of the secured indebtedness in the order determined by Agent in its sole discretion, and Agent may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Trustor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Trustor's interest in and rights to such funds held by Agent under this paragraph but subject to the rights of Agent hereunder.

         2.7 CONDEMNATION. Trustor shall notify Agent immediately after Trustor becomes aware of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Trustor shall, at Trustor's expense, diligently prosecute any such proceedings. Agent shall have the right (but not the obligation) to participate in any such proceeding, and to be represented by counsel of its own choice. Agent shall be entitled to receive all sums which may be awarded or become payable to Trustor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any such which may be awarded or become payable to Trustor for injury or damage to the Mortgaged Property, provided it is applied to the secured indebtedness. Trustor shall, promptly upon request of Agent, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Agent to collect and receipt for any such sums. All such sums are hereby assigned to Agent, and shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including reasonable attorneys' fees, at Agent's option (1) released to Trustor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration of the Mortgaged Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Agent shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Trustor. Agent is hereby authorized, in the name of Trustor, to execute and deliver valid acquittances for, and to appeal from any such award, judgment or decree. All reasonable costs and expenses (including but not limited to reasonable attorneys fees) incurred by Agent in connection with any condemnation shall be a demand obligation owing by Trustor (which Trustor hereby promises to pay) to Agent pursuant to this Mortgage.



                                         SWI California Leasehold Deed of Trust

         2.8 MECHANICS' LIENS AND UTILITIES. Trustor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Property; provided, however, that Trustor shall have the right to contest in good faith any such claim or demand, provided that it does so diligently and without prejudice to Beneficiary. In the event Trustor shall contest any such claim or demand, Trustor shall, upon Beneficiary's written request, promptly provide a bond, cash deposit or other security reasonably satisfactory to Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Trustor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, subject to the notice and cure provisions set forth in
SECTION 3.1(B) hereof, Beneficiary may do so, and any and all expenses incurred by Beneficiary together with interest thereon at the Default Rate as defined in the Promissory Notes shall be immediately reimbursed by Trustor on written demand. Trustor shall pay when due all utility charges that are incurred by Trustor or that may become a charge or lien against the Property for gas, electricity, water and sewer services furnished to the Property and all other assessments or charges of a similar nature, whether public or private, affecting the Property or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

         2.9 RENTS AND PROFITS. As additional and collateral security for the payment of the Indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Trustor hereby absolutely and currently assigns to Beneficiary all existing and future Rents and Profits and, with respect to said existing and future Rents and Profits, Trustor hereby grants to Beneficiary the sole, exclusive and immediate right to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Trustor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Trustor) it being understood that Beneficiary shall be without liability for any loss that may arise from uncollectible Rents and Profits, proceeds or other payments so long as Beneficiary shall act on the Property with ordinary prudence. Trustor irrevocably consents that the respective payors of the Rents and Profits shall, upon demand and notice from Beneficiary of Trustor's default hereunder, pay said Rents and Profits to Beneficiary without liability to such payor for the determination of the actual existence of any default claimed by Beneficiary. However, until the occurrence of an Event of Default under this Deed of Trust, Trustor shall have a license to collect and receive the Rents and Profits. Upon the occurrence of an Event of Default hereunder, Trustor's license shall automatically terminate without notice to Trustor and Beneficiary may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after such termination, Trustor shall be the agent of Beneficiary in collection of the Rents and Profits and all of the Rents and Profits so collected by Trustor shall be held in trust by Trustor for the sole and exclusive benefit of Beneficiary, and Trustor shall, promptly after receipt of any Rents and Profits, pay the same to Beneficiary to be applied by Beneficiary as hereinafter set forth. Beneficiary is obligated to account only for such Rents and Profits as are actually collected or received by Beneficiary. Possession by a court-appointed receiver shall not be considered possession by Beneficiary. All Rents and Profits collected by Beneficiary or a receiver shall be applied first to pay all reasonable expenses of collection, and then to the payment of all reasonable costs of operation and management of the Property, and then to the payment of the Indebtedness and obligations secured hereby in whatever order Beneficiary directs in its absolute discretion and without regard to the adequacy of its security. In the event that Trustor has executed a separate Assignment of Rents and Leases concurrently herewith in favor of Beneficiary covering all of the right, title and interest of Trustor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property, all rights and remedies granted to Beneficiary under such Assignment of Rents and Leases shall be in addition to and cumulative of all rights and remedies granted to


                                         SWI California Leasehold Deed of Trust

Beneficiary under this SECTION 2.9.

         2.10    LEASES AND LICENSES.

                 (a) Trustor shall furnish to Beneficiary, within ten (10) days after a written request by Beneficiary to do so, but not more frequently than semi-annually, a written statement containing the names of all tenants, lessees and licensees of the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and a copy of each such lease, license and occupancy agreement.

                 (b) Upon the occurrence of an Event of Default hereunder, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Beneficiary, Trustor shall surrender to Beneficiary and Beneficiary shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys. Beneficiary shall have, and Trustor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into leases of the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable, and Trustor expressly acknowledges and agrees that the term of any such lease may extend beyond the date of any foreclosure sale of the Property; it being the intention of Trustor that in such event, Beneficiary shall be deemed to be and shall be the attorney-in-fact of Trustor for the purpose of making and entering into leases of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary and with like effect as if such leases had been made by Trustor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Trustor to Beneficiary shall be deemed to be coupled with an interest and shall not be revocable by Trustor. In connection with any action taken by Beneficiary pursuant to this SECTION 2.10(B), Beneficiary shall not be liable for any loss sustained by Trustor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Property unless such loss is caused by the gross negligence or willful misconduct of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any lease or tenancy agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Trustor shall, and does hereby, agree to indemnify Beneficiary for, and to hold Beneficiary harmless from, any and all liabilities, loss or damage (including, without limitation, attorneys' fees and costs) that may or might be incurred by Beneficiary under any such lease or tenancy agreement or under this Deed of Trust or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever that may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease agreement, except for acts of gross negligence or willful misconduct by Beneficiary. Should Beneficiary incur any such liability, the amount thereof, including, without limitation, reasonable costs, expenses and attorneys' fees, together with interest thereon at the Default Rate defined in the Note, shall be secured hereby and shall be a demand obligation hereunder. Nothing in this
SECTION 2.10(B) shall impose any duty, obligation or responsibility upon Beneficiary for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease agreement, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee,



                                         SWI California Leasehold Deed of Trust
employee or stranger, except during the period of Beneficiary's actual possession and operation of the Property pursuant hereto.

         2.11 ALIENATION AND FURTHER ENCUMBRANCES. In the event Trustor shall sell, convey, transfer, dispose of, alienate, or lease for a period of greater than thirty five (35) years the Property, or any part thereof or any interest therein, or shall be divested of its title or any interest therein, in any manner or way, whether voluntarily or involuntarily (any of the foregoing being individually called a "TRANSFER"), without the written consent of Beneficiary being first obtained, which consent may not be unreasonably withheld, Beneficiary shall have the right at its option to declare any Indebtedness or obligation secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable unless said transfer is permitted under the Credit Agreement. Acceptance by Beneficiary of any payment or payments on the Promissory Notes or other sums secured by this Deed of Trust by one other than Trustor shall not constitute
(i) any notice to Beneficiary of any Transfer or proposed Transfer of any interest in the Property covered by this Deed of Trust or (ii) any consent or waiver of the right to consent to such Transfer or proposed Transfer of any interest in the Property.

         2.12 ACCESS PRIVILEGES AND INSPECTIONS. Representatives of Beneficiary shall have full and free access to the Property at all reasonable times, upon reasonable prior written notice to Trustor, for the purposes of inspecting the Property and determining compliance with the terms and conditions of this Deed of Trust and the other Loan Documents.

         2.13 WASTE. Trustor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Trustor shall maintain the Property in good condition and repair. No Improvements may be removed or demolished without the prior written consent of Beneficiary unless otherwise permitted by the Credit Agreement. No personal property in which Beneficiary has a security interest may be removed from the Property unless it is immediately replaced by similar property of at least equivalent value in which Beneficiary shall immediately have a valid first lien and security interest unless otherwise permitted by the Credit Agreement.

         2.14 ZONING. Without the prior written consent of Beneficiary, which consent will not be unreasonably withheld or delayed, Trustor shall not seek, make, suffer or consent to or acquiesce in any change in the zoning or conditions of use of the Property. Trustor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Property. Trustor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property.

         2.15 BOOKS AND RECORDS. Trustor shall keep accurate books and records of account of the Property and of its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles, consistently applied. Beneficiary and its duly authorized representatives at all reasonable times shall have full access to and shall have the right to examine, copy and audit Trustor's records and books of account relating to the Property and Trustor's financial condition. So long as this Deed of Trust continues in effect, Trustor shall provide Beneficiary with financial information as required by the Credit Agreement. Trustor shall also provide to Beneficiary such additional financial and other information as may be reasonably requested by Beneficiary.

         2.16 FURTHER DOCUMENTATION. Trustor shall, on the request of Beneficiary promptly (a) correct any defect, error or omission that may be discovered in the contents of this Deed of Trust or in



                                         SWI California Leasehold Deed of Trust
the contents of any of the other Loan Documents; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interest hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Beneficiary to protect the lien or the security interest hereunder against the rights or interests of third persons; and (d) furnish to Beneficiary, upon Beneficiary's request, a duly acknowledged written statement setting forth all amounts due on the Indebtedness secured by this Deed of Trust and stating whether any offsets or defenses exist, and containing such other matters as Beneficiary may reasonably require.

         2.17 REIMBURSEMENT TO BENEFICIARY. Trustor shall promptly notify Beneficiary in writing of any litigation or threatened (in writing) litigation affecting the Property, or any other written demand or claim which, if enforced, could materially impair or threaten to impair Beneficiary's security hereunder. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Trustor fails to perform any of its covenants or agreements contained in this Deed of Trust, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced that might materially affect Beneficiary's or Trustee's interest in the Property or Beneficiary's right to enforce its security, or any claims or demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Property and/or any Improvements thereon or any nuisance made or suffered thereon, then Beneficiary and/or Trustee may, at their option (subject to the notice and cure provisions provided in SECTION 3.1(B) hereof, make any appearances, disburse any sums and take any actions as may be reasonably necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Trustor to perform its covenants (without, however, waiving any default of Trustor). Trustor agrees to pay all reasonable out-of-pocket expenses of Beneficiary and Trustee thus incurred (including, but not limited to, attorneys' fees and costs), together with interest thereon at the Default Rate defined in the Note from and after the date of Beneficiary's or Trustee's making such payment until reimbursement thereof by Trustor. Any sums disbursed by Beneficiary or Trustee, together with interest thereon, shall be additional Indebtedness of Trustor secured hereby and shall be payable upon written demand. This SECTION 2.17 shall not be construed to require Beneficiary or Trustee to incur any expenses, make any appearances or take any actions.

         2.18 PERSONAL PROPERTY AND FIXTURES. This Deed of Trust is also intended to and does hereby encumber and create a security interest in: (a) all right, title and interest of Trustor in and to all instruments, documents, contracts, general intangibles (including trademarks, trade names and symbols used in connection with the Improvements or the Land), now existing or hereafter arising from or by virtue of any transaction related to the Improvements or the Land, permits, licenses, franchises, certificates and other rights and privileges now or hereafter obtained in connection with the Improvements or the Land; and (b) any and all property that is personal property and fixtures owned by Trustor and now or hereafter located on or used in connection with the Land, including, but not limited to, all equipment, fixtures, furniture, furnishings, appliances, carpets, drapes and articles of personal property owned by Trustor and now or hereafter located on, attached to or used in and about the Improvements that are reasonably necessary to the complete and comfortable use and occupancy of the




                                        SWI California Leasehold Deed of Trust

Improvements for all purposes for which they are intended, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Trustor as are ever to be used or furnished in operating the Improvements, or the activities conducted therein, and all warranties and guaranties relating thereto; and (c) all renewals or replacements of any of the aforementioned items, or articles in substitution therefor, whether or not the same shall be attached to the Improvements in any manner, and all building materials and equipment hereafter situated on or about the Land. It is hereby agreed that to the extent permitted by law, all of the foregoing property and fixtures are to be deemed and held to be a part of and affixed to the Land.
The foregoing security interest shall also cover Trustor's leasehold interest in any of the foregoing items that are leased by Trustor. Trustor shall, from time to time upon the written request of Beneficiary, supply Beneficiary with a current inventory of all of the personal property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require but in no event more often than semi-annually.

         2.19 SECURITY AGREEMENT AND FIXTURE FILING. This Deed of Trust constitutes a Security Agreement and Fixture Filing between Trustor and Beneficiary with respect to all personal property in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under the California Uniform Commercial Code. Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to execute and deliver, and if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, fixture filings, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Upon the occurrence of any default hereunder, Beneficiary shall have the right, at its option, to take appropriate steps to cause any of the Property that is personal property and subject to the security interest of Beneficiary hereunder to be sold at any one or more public or private sales as permitted by applicable law, including at a sale held in conjunction with the sale of the Property by Trustee as provided for in this Deed of Trust, and apply the proceeds of such sale against the Indebtedness secured hereby in whatever order Beneficiary shall direct in its absolute discretion, and Beneficiary shall further have all other rights and remedies as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Trustor and Beneficiary, shall be eligible to purchase any part or all of such property at any such disposition. Expenses of retaking holding, preparing for sale, selling or the like shall be borne by Trustor and shall include Beneficiary's and Trustee's attorneys' fees and costs together with interest thereon at the Default Rate defined in the Promissory Notes. Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at the Property, a place that is hereby deemed to be reasonably convenient to Beneficiary and Trustor. If notice is required by law, Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition is to be made; and if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor. Any sale made pursuant to the provisions of this
SECTION 2.19 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale under the power of sale granted in SECTION 4.2 hereof upon giving the same notice with respect to the sale of the personal property hereunder as is required under said SECTION 4.2. Furthermore, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to the California Uniform Commercial Code: (a) in the event of a foreclosure sale, whether



                                         SWI California Leasehold Deed of Trust
made by Trustee under the terms hereof or under judgment of a court, the Property may, at the option of Beneficiary, be sold as a whole; and (b) it shall not be necessary that Beneficiary take possession of the aforementioned personal property or any part thereof prior to the time that any sale pursuant to the provisions of this SECTION 2.19 conducted and it shall not be necessary that said personal property or any part thereof be present at the location of such sale; and (c) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts reasonably necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

         In the event that Trustor has executed a separate Security Agreement concurrently herewith in favor of Beneficiary, all rights and remedies granted to Beneficiary under such Security Agreement shall be in addition to and cumulative of all rights and remedies granted to Beneficiary under this SECTION 2.19.

         2.20 MAINTENANCE OF THE PROPERTY; COMPLIANCE WITH LAWS. Trustor shall at all times maintain the Property in good condition and repair, and shall, upon Beneficiary's reasonable direction, promptly repair, restore, replace or rebuild any part of the Property that may be affected by any casualty or any public or private taking of or injury to the Property. Trustor shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants relating to the ownership, use or operation of the Property, including, but not limited to, any environmental or ecological requirements; provided that so long as Trustor is not otherwise in default hereunder, Trustor may, upon providing Beneficiary with security reasonably satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement.

         2.21 HAZARDOUS WASTES AND OTHER SUBSTANCES. Trustor hereby represents and warrants to Beneficiary that, as of the date hereof: (a) to the best of Trustor's knowledge, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "ENVIRONMENTAL LAWS"), including, without limitation, "CERCLA", "RCRA", state super-lien and environmental clean-up statutes; and (b) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos and raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws, including, without limitation, "hazardous substances" as defined in
Section 2929.5 of the California Civil Code (collectively, "HAZARDOUS SUBSTANCES"). Trustor shall not allow any Hazardous Substance to be stored, located, discharged, possessed, managed, processed or otherwise handled on the Property, (except in compliance with all laws, ordinances and regulations pertaining thereto) and Trustor shall comply with all Environmental Laws. Trustor shall promptly notify Beneficiary if Trustor shall become aware of the release or threat of release on the Property of any Hazardous Substances and/or if Trustor shall become aware that the Property is in direct or indirect violation of any Environmental Laws, in which event Trustor shall remove such Hazardous Substances and/or cure such violations to the extent and in the manner required by governmental authorities having jurisdiction over the Property, as applicable, promptly after Trustor becomes aware of the same, at Trustor's sole expense. In the event Trustor fails to do so after thirty (30) days' written notice from Beneficiary, then, Beneficiary may cause the Property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any cost incurred in connection therewith shall be paid by Trustor on demand and, if not so paid, shall be added to the outstanding principal balance of the Note (even if such addition results in the outstanding principal balance being in excess of the face amount of the Promissory Notes), shall bear




                                         SWI California Leasehold Deed of Trust
interest thereafter until actually paid by Trustor at the Default Rate defined in the Note and shall be secured hereby and by all of the other Loan Documents securing all or any part of the Indebtedness. Subject to the notice and cure provisions set forth in SECTION 3.1(B) hereof, Trustor hereby grants to Beneficiary and its agents and employees access to the Property at all reasonable times and a license to remove any items deemed by Beneficiary to be Hazardous Substances and to do all things Beneficiary shall deem reasonably necessary to bring the Property in conformance with Environmental Laws. Beneficiary shall have all rights of entry and inspection with respect to the Property and such other rights as are provided in Section 2929.5 of the California Civil Code, or any successor statute. Trustor hereby indemnifies Beneficiary and holds Beneficiary harmless from and against any and all expenses, damages, penalties, fines, and costs, including, without limitation, attorneys' fees and consequential damages (collectively "COSTS"), incurred by Beneficiary as a result of the existence of any Hazardous Substances on, in or under the Property and/or as a result of the failure of the Property to comply with any Environmental Laws. The foregoing indemnity shall not apply with respect to any Costs incurred by Beneficiary resulting from the presence of Hazardous Substances on, in or under the Property or the failure of the Property to comply with any Environmental Laws which arise due to the presence of Hazardous Substances on, in or under the Property, or the failure of the Property to comply with any Environmental Laws which relate only to acts, omissions or events which occur subsequent to the earlier of the date that Beneficiary (or its assignee or any purchaser at a foreclosure sale or transferee under a deed-in-lieu thereof) either takes possession of the Property (which includes the appointment of a receiver) or acquires title to the Property (except to the extent that Trustor is in possession). In the event that Trustor has executed a separate Indemnity Agreement concurrently herewith in favor of Beneficiary, whether secured or unsecured, all rights and remedies granted to Beneficiary under such Indemnity Agreement shall be in addition to and cumulative of all rights and remedies granted to Beneficiary under this SECTION 2.21, but in the event of any inconsistency or discrepancy between the provisions hereof and the provisions of such Indemnity Agreement, the provisions of such Indemnity Agreement shall control.

         2.22 ADDITIONAL TAXES. In the event of the enactment after the date of this Deed of Trust of any law of the State of California or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or he interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the Indebtedness secured hereby or Beneficiary, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor, provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Trustor, to declare all of the Indebtedness secured hereby to be and become due and payable in full ninety (90) days from the giving of such notice.

         2.23 SECURED INDEBTEDNESS. It is understood and agreed that this Deed of Trust shall secure payment of not only the Indebtedness but also any and all renewals and extensions of the Promissory Notes, any and all other indebtedness and obligations arising pursuant to the terms hereof, and any and all other indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents.

         2.24 TRUSTOR'S WAIVERS. To the full extent Trustor may do so, Trustor agrees that Trustor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or




                                     15   SWI California Leasehold Deed of Trust
hereafter in force providing for any appraisal, valuation, moratorium or extension; and Trustor, for Trustor and Trustor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of valuation, appraisal, and all rights to a marshalling of the assets of Trustor, including the Property, to a sale in inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created. Trustor shall not have or assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order or alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the Indebtedness secured hereby without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of such Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever.


                                   ARTICLE 3

                               EVENTS OF DEFAULT
                               -----------------

         3.1 An "EVENT OF DEFAULT" shall have occurred under this Deed of Trust if any of the following events occurs:

                 (a) The occurrence of an Event of Default under the Note or any of the other Loan Documents subject to applicable notice and cure periods; or

                 (b) Trustor fails to perform any covenant, agreement or obligation contained in this Deed of Trust on or before the date such covenant, agreement or obligation is required to be performed unless Trustor cures the same (i) within any stated grace or cure period set forth herein; or (ii) if there is not stated grace or cure period, then within (A) ten (10) days after giving written notice of such failure if and to the extent such failure can be cured solely by the payment of money; or (B) thirty (30) days after giving written notice of such failure if such failure cannot be cured solely by the payment of money, unless such default is of a nature which cannot be cured, in which event there shall be no cure period (for example, a default under SECTION
2.11 resulting from the unauthorized Transfer of the Property); or

                 (c) Trustor, or any guarantor of the Promissory Notes, shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of its creditor; or

                 (d) If any proceeding shall be instituted by or against Trustor or any guarantor of the Note seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Trustor or any guarantor of the Promissory Notes, or their debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for the appointment of a receiver, trustee, custodian or similar official with respect to Trustor, or any guarantor of the Note, or for any substantial part of their respective properties (provided that if any of the foregoing actions instituted against Trustor or any guarantor of the Promissory Notes are dismissed within thirty (30) days thereafter, then no Event of Default shall be deemed to have occurred); or



                                         SWI California Leasehold Deed of Trust

                                  ARTICLE 4

                                  REMEDIES
                                  --------

         4.1 REMEDIES AVAILABLE. If an Event of Default has occurred under this Deed of Trust, Beneficiary may, at its option at any time thereafter do any one or more of the following:

                 (a) Declare any or all of the Indebtedness secured hereby to be immediately due and payable without presentment, demand, protest or notice of any kind; and/or

                 (b) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, and do any and all acts that may be desirable in Beneficiary's reasonable judgment to complete any unfinished construction on the Property, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and, with or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection, including, without limitation, attorneys' fees, against the Indebtedness secured hereby in such order as Beneficiary may determine, without in any way curing or waiving any default of Trustor; and/or

                 (c) Commence an action to foreclose this Deed of Trust or to specifically enforce its provisions or any of the obligations secured by this Deed of Trust; and/or

                 (d) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and of election to cause the Property to be sold, and cause any or all of the Property to be sold under the power of sale granted by this Deed of Trust in any manner permitted by applicable law; and/or

                 (e) Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

         4.2 SALE. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee as above provided and shall deposit with Trustee this Deed of Trust, the Note, all other notes, if any, secured hereby and all documents evidencing expenditures secured hereby.

                 (a) Trustee shall cause Beneficiary's written notice of default and of election to cause the Property to be sold to be filed for record. After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by Trustee in said notice of sale, either as a whole or in separate parcels, and in such order as Trustee may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Property, or portion thereof, so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.



                                         SWI California Leasehold Deed of Trust

                 (b) The proceeds of any sale under this Deed of Trust shall be applied in the following manner:

                          FIRST:  Payment of the reasonable costs and expenses
of the sale, including, but not limited to, Trustee's legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of Trustee.

                          SECOND: Payment of all reasonable sums expended by
Beneficiary under the terms of this Deed of Trust and not yet repaid, together with interest on such sums at the Default Rate defined in the Promissory Notes.

                          THIRD:  Payment of the obligations of Trustor secured
by this Deed of Trust, including, without limitation, interest at the Default Rate defined in the Note, in any order that Beneficiary chooses.

                          FOURTH: The remainder, if any, to the person or
persons legally entitled thereto.

         4.3 RECEIVER. In addition to all other remedies herein provided for, Trustor agrees that upon the occurrence of an Event of Default hereunder, Beneficiary shall, as a matter of right, be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of the Property or otherwise, and without regard to the value of the Property or the solvency of Trustor or any person or persons liable for the payment of the Indebtedness secured hereby, and Trustor does hereby consent to the appointment of such receiver or receivers, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any money advanced by Beneficiary in connection with any such receivership shall be a demand obligation owing by Trustor to Beneficiary, shall bear interest from the date of making such advancement by Beneficiary until paid at the Default Rate defined in the Promissory Notes, shall be a part of the Indebtedness secured hereby and by every other instrument securing the Indebtedness. The receiver or his agents shall be entitled to enter upon and take possession of any and all of the Property to the same extent and in the same manner as Trustor might lawfully do. The receiver, personally or through its agents or attorneys, may exclude Trustor and its agents, servants and employees wholly from the Property and may have, hold, use, operate, manage and control the same and each and every part thereof, and in the name of Trustor or Trustor's agents, may exercise all of their rights and powers and use all of the then existing materials, current supplies, stores and assets and, at the expense of the Property, maintain, restore, insure and keep insured the properties, equipment, and apparatus provided or required for use in connection with the business or businesses operated on the Property and may make all such reasonably necessary and proper repairs, renewals and replacements and all such useful alterations, additions, betterments and improvements as the receiver may deem judicious. Such receivership shall, at the option of Beneficiary, continue until full payment of all sums hereby secured or until title to the Property shall have passed by foreclosure sale under this Deed of Trust.



                                         SWI California Leasehold Deed of Trust

         4.4 OCCUPANCY AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Trustor or Trustor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Trustor are occupying or using the Property, or any part thereof, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied, or used, such rental to be due daily to purchaser. In the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of Imperial County, State of California.

         4.5 CUMULATIVE REMEDIES. All remedies contained in this Deed of Trust are cumulative, and Beneficiary also has all other remedies provided at law or in equity or in any other of the Loan Documents between Trustor and Beneficiary. No act of Beneficiary shall be construed as an election to proceed under any particular provision of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy that may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any default by Trustor. Beneficiary may exercise any one or more of its right and remedies at its option without regard to the adequacy of its security.

         4.6 PAYMENT OF EXPENSES. Trustor shall pay all of Beneficiary's and Trustee's reasonable expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed, including, but not limited to, attorneys' fees and disbursements, foreclosure costs and title charges together with interest thereon at the Default Rate defined in the Note.




                                         SWI California Leasehold Deed of Trust

                                   ARTICLE 5

                       MISCELLANEOUS TERMS AND CONDITIONS
                       ----------------------------------

         5.1 TIME OF ESSENCE. Time is of the essence with respect to all provisions of this Deed of Trust.

         5.2 CERTAIN POWERS OF TRUSTEE. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Promissory Notes, and without affecting the personal liability of any person for payment of the Indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may (a) reconvey any part of the Property;
(b) consent in writing to the making of any subdivision map or plat thereof;
(c) join in granting any easement thereon; or (c) join in any extension agreement or any agreement subordinating the lien hereof.

         5.3 CERTAIN RIGHTS OF BENEFICIARY. Without affecting Trustor's liability for the payment of any of the obligations secured by this Deed of Trust, Beneficiary may from time to time and without notice to Trustor (a) release any person liable for the payment of the Indebtedness secured hereby;
(b) extend or modify the terms of payment of said Indebtedness; or (c) accept additional real or personal property of any kind as security or later, substitute or release any property securing said Indebtedness.

         5.4 ACCEPTANCE BY TRUSTEE. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         5.5 SUBSTITUTED TRUSTEE. Beneficiary may, from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties where the Land is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name and address of the new Trustee.

         5.6 NOTICES. All notices required or permitted to be given pursuant to this Deed of Trust, the Promissory Notes, or under any of the other Loan Documents (unless otherwise expressly provided therein) shall be in writing, and shall be delivered either personally, by overnight delivery service (such as Federal Express) or by U.S. certified mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses shown in this Deed of Trust. The parties may change their addresses for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return receipt, or the second business day after the date of mailing.

         5.7 SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Trustor and the successors and assigns of Trustor, including all successors in interest of Trustor in and to all or any part of the Property, and shall inure to the benefit of Trustee and Beneficiary and their respective successors and assigns and shall constitute covenants running with the land. Provided, however, that nothing herein shall be deemed to be a consent to any Transfer of the Property, or any part thereof, by Trustor in violation of the provisions of SECTION 2.11 hereof. All references in



                                         SWI California Leasehold Deed of Trust
this Deed of Trust to Trustor, Trustee or Beneficiary shall be deemed to include all such parties' successors and assigns; and the term "Beneficiary" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the Indebtedness secured hereby. If Trustor consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Trustor.

         5.8 SEVERABILITY. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         5.9 GENDER. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa unless the context otherwise requires.

         5.10 WAIVER. Beneficiary shall not be deemed to have waived any provision of this Deed of Trust, or the Note secured hereby or of any of the other Loan Documents unless such waiver is in writing and is signed by Beneficiary. Without limiting the generality of the preceding sentence, Beneficiary's acceptance of any payment with knowledge of a default by Trustor shall not be deemed a waiver of such default. No waiver by Beneficiary of any default on the part of Trustor or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and every such right and power may be exercised from time to time.

         5.11 SECTION HEADINGS. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         5.12 GOVERNING LAW. This Deed of Trust, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law, except to the extent of procedural and substantive matters relating only to the creation and perfection of liens and security interests in, and the enforcement of rights and remedies against, the Mortgaged Property, which matters shall be governed by the laws of the State of California.

         5.13 COUNTING OF DAYS. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the State of Texas, the period shall be deemed to end on the next succeeding business day.

         5.14 RELATIONSHIP OF THE PARTIES. The relationship between Trustor and Beneficiary is that of a borrower and a lender only; and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

         5.15 ENTIRE AGREEMENT AND MODIFICATIONS. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is




                                         SWI California Leasehold Deed of Trust
asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         5.16 REQUEST FOR NOTICE OF DEFAULT. In accordance with Section 2924b of the California Civil Code, request is hereby made by Trustor that a copy of any Notice of Default and a copy of any Notice of Sale under this Deed of Trust be mailed to Trustee at the following address 8572 Katy Freeway, Suite 101, Houston, Texas 77024.

         5.17 RECONVEYANCE. Upon the payment in full of all sums secured by this Deed of Trust, Beneficiary agrees to request Trustee to reconvey the Mortgaged Property. Upon payment of Trustee's fees and all other sums owing to it under this Deed of Trust, Trustee will reconvey the Mortgaged Property to the person or persons legally entitled thereto. Such person or persons must pay all costs and expenses in connection therewith. The recitals of any facts in the reconveyance will be conclusive on all persons. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto."

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

                                     "TRUSTOR"
                                     SOUTHWESTERN ICE, INC., a Texas corporation

                                     By:
                                        ---------------------------------
                                        James F. Stuart, Chief Executive Officer


STATE OF TEXAS                    )
                                  )
COUNTY OF BEXAR                   )

         On September ___, 1997, before me, _______________________________,
Notary Public, personally appeared James F. Stuart, Chief Executive Officer of SOUTHWESTERN ICE, Inc., a Texas corporation, personally known to me/proved to me on the basis of satisfactory evidence to be the person[s] whose name[s] [is/are] subscribed to the within LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that by his/her/their signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                        --------------------------------------
                                        NOTARY



[SEAL]



                                         SWI CALIFORNIA LEASEHOLD DEED OF TRUST

                                  EXHIBIT "A"
                                  -----------

         All of Trustor's right, title, and interest in the real property described below, arising out of:

Lease Agreement dated October 20, 1995, between One Governor Park Office Building, LP and MCS, Ltd., said Lease Agreement having been assigned to Trustor on July 3, 1997, covering property located at 8385 Miramar Road, San Diego, San Diego County, California, recorded on September ___, 1997 in the official records of San Diego County, California at instrument number

-----------------..







                                          SWI California Leasehold Deed of Trust